                                ALTRIS SOFTWARE, INC.

                    AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

                           INCENTIVE STOCK OPTION AGREEMENT


         This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Altris Software, Inc., a California corporation (the "Company"), and the person named below as Employee.

         WHEREAS, Employee is an employee of the Company and/or one or more of its subsidiaries; and

         WHEREAS, pursuant to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Employee of an option to purchase shares of the common stock, no par value, of the Company (the "Common Stock"), on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Employee, and Employee hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

          Employee:
                                         ---------------------

          Date of Grant:
                                                   -----------

          Number of shares purchasable:
                                                   -----------

          Exercise Price per share:
                                                   -----------

          Expiration Date:
                                                   -----------

          Annual Vesting Rate:                               %
                                                   -----------

The Option is intended to qualify as an incentive stock option (an "Incentive Stock Option") under Section 422 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"), and consequently:

              (a) the Expiration Date shall not be more than 10 years after the Date of Grant and the Exercise Price per share shall not be less than the Fair Market Value (as defined in the Plan) per share on the Date of Grant; PROVIDED, HOWEVER, that if, on the Date of Grant, Employee owns (after application of the family and other attribution rules of Section 424(d) of the Internal Revenue Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations, then the Expiration Date shall not be more than five years after the Date of Grant and the Exercise Price per share shall not be less than 110% of the Fair Market Value per share on the Date of Grant; and

              (b) the aggregate Fair Market Value (determined as of the date such options are granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by Employee during any calendar year (under the Plan and all other stock option plans of the Company and its parent and subsidiary corporations) shall not exceed $100,000.

         2.   ACCELERATION AND TERMINATION OF OPTION.

         (a)  Termination of Employment.

              (i) TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL. In the event that Employee shall cease to be an employee of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Employee's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then
    (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

              (X) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the
         "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing
         25% or more of the voting power of the Company (a "25%
         Stockholder"); PROVIDED, HOWEVER, that the terms "person" and "entity," as used in this clause (X), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

              (Y) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.

              (ii) RETIREMENT. If Employee's Employment is Terminated by reason of Employee's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate 90 days after the date of such Termination of Employment.

              (iii) DEATH OR PERMANENT DISABILITY. If Employee's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Employee, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Employee shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Employee does or does not have a Permanent Disability shall be final and binding upon the Company and Employee.

              (iv) OTHER TERMINATION. If Employee's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate 30 days after the date of such Termination of Employment.

         (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Employee shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and
(ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

         (c) OTHER EVENTS CAUSING ACCELERATION OF OPTION. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

         (d) OTHER EVENTS CAUSING TERMINATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

              (i)  the dissolution or liquidation of the Company; or

              (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

         3. ADJUSTMENTS. Subject to the relevant provisions of the Plan, in the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option; PROVIDED, FURTHER, that no adjustment shall be made to the number of Option Shares that may be acquired pursuant to the Option or to the extent such adjustment would result in the Option being treated as other than an Incentive Stock Option or to the extent the Committee determines that such adjustment would result in the disallowance of a federal income tax deduction for compensation attributable to the Option by causing such compensation to be other than Performance-Based Compensation (as defined in Section 162(m) of the Internal Revenue Code and the regulations related thereto).

         4.   EXERCISE.

         (a) The Option shall be exercisable during Employee's lifetime only by Employee or by his or her guardian or legal representative, and after Employee's death only by the person or entity entitled to do so under Employee's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Employee shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

         6. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 9339 Carroll Park Drive, San Diego, California 92121, Attention: Chief Financial Officer, or to Employee at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

         7. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company. Employee hereby authorizes the Company to place an appropriate legend on any certificate representing the Option Shares or to take such other action as the Company may deem appropriate to allow the Company to comply with applicable laws and regulation for the issuance and transfer of any Option Shares, including, but not limited to, those applicable to incentive stock options and so-called "disqualifying dispositions" thereof.

         8. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution

         9. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Employee, without his or her consent, of the Option or of any of Employee's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Employee. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Employee or any other person or entity then entitled to exercise the Option.

         10. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

         11. EMPLOYMENT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Employee any right to continue in the employ of the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment of Employee, with or without cause, or (c) confer upon Employee any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan.

         12. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

         IN WITNESS WHEREOF, the Company and Employee have duly executed this Agreement as of the Date of Grant.

                                       ALTRIS SOFTWARE, INC.

                                       By
                                          --------------------------------
                                           Title:

                                       EMPLOYEE

                                       ----------------------------------
                                       Signature

                                       ----------------------------------
                                       Street Address

                                       ----------------------------------
                                       City, State and Zip Code

                                       ----------------------------------
                                       Social Security Number

                                ALTRIS SOFTWARE, INC.

                    AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

                         NON-QUALIFIED STOCK OPTION AGREEMENT


         This Stock Option Agreement ("Agreement") is made and entered into as of the Date of Grant indicated below by and between Altris Software, Inc., a California corporation (the "Company"), and the person named below as Participant.

         WHEREAS, Participant is an employee or consultant of the Company and/or one or more of its subsidiaries; and

         WHEREAS, pursuant to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the grant to Participant of an option to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. GRANT OF OPTION; CERTAIN TERMS AND CONDITIONS. The Company hereby grants to Participant, and Participant hereby accepts, as of the Date of Grant, an option to purchase the number of shares of Common Stock indicated below (the "Option Shares") at the Exercise Price per share indicated below, which option shall expire at 5:00 o'clock p.m., California time, on the Expiration Date indicated below and shall be subject to all of the terms and conditions set forth in this Agreement (the "Option"). On each anniversary of the Date of Grant, the Option shall become exercisable to purchase, and shall vest with respect to, that number of Option Shares (rounded to the nearest whole share) equal to the total number of Option Shares multiplied by the Annual Vesting Rate indicated below.

          Participant:
                                            ---------------------

          Date of Grant:
                                                          -------

          Number of shares purchasable:
                                                          -------

          Exercise Price per share:
                                                          -------

          Expiration Date:
                                                          -------

          Annual Vesting Rate:                                  %
                                                          -------

The Option is not intended to qualify as an incentive stock option under
Section 422 of the Internal Revenue Code (an "Incentive Stock Option").

         2.   ACCELERATION AND TERMINATION OF OPTION.

         (a)  Termination of Employment.

              (i) TERMINATION WITHIN ONE YEAR AFTER CHANGE OF CONTROL. In the event that Participant shall cease to be an employee or consultant of the Company or any of its subsidiaries (such event shall be referred to herein as the "Termination" of Participant's "Employment") for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall fully vest on such date and (B) the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Change of Control" shall mean the first to occur of the following events:

              (X) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"), provided, however, that the terms "person" and "entity," as used in this clause (X), shall not include (1) the Company or any of its subsidiaries, (2) any employee benefit plan of the Company or any of its subsidiaries, (3) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (4) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (5) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

              (Y) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then subject to the Option being exchanged for or converted into cash, property and/or a different kind of securities.

              (ii) RETIREMENT. If Participant's Employment is Terminated by reason of Participant's retirement in accordance with the Company's then-current retirement policy ("Retirement"), and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Retirement shall terminate on such date and (B) the remaining vested portion of the Option shall terminate 90 days after the date of such Termination of Employment.

              (iii) DEATH OR PERMANENT DISABILITY. If Participant's Employment is Terminated by reason of the death or Permanent Disability (as hereinafter defined) of Participant, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate upon the earlier of the Expiration Date or the first anniversary of the date of such Termination of Employment. "Permanent Disability" shall mean the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months. Participant shall not be deemed to have a Permanent Disability until proof of the existence thereof shall have been furnished to the Board in such form and manner, and at such times, as the Board may require. Any determination by the Board that Participant does or does not have a Permanent Disability shall be final and binding upon the Company and Participant.

              (iv) OTHER TERMINATION. If Participant's Employment is Terminated for no reason, or for any reason other than Retirement, death or Permanent Disability, and a Change of Control shall not have occurred within one year prior thereto, then (A) the portion of the Option that has not vested on or prior to the date of such Termination of Employment shall terminate on such date and (B) the remaining vested portion of the Option shall terminate 30 days after the date of such Termination of Employment.

         (b) DEATH FOLLOWING TERMINATION OF EMPLOYMENT. Notwithstanding anything to the contrary in this Agreement, if Participant shall die at any time after the Termination of his or her Employment and prior to the Expiration Date, then (i) the portion of the Option that has not vested on or prior to the date of such death shall terminate on such date and (ii) the remaining vested portion of the Option shall terminate on the earlier of the Expiration Date or the first anniversary of the date of such death.

         (c) OTHER EVENTS CAUSING ACCELERATION OF OPTION. The Committee, in its sole discretion, may accelerate the exercisability of the Option at any time and for any reason.

         (d) OTHER EVENTS CAUSING TERMINATION OF OPTION. Notwithstanding anything to the contrary in this Agreement, the Option shall terminate upon the consummation of any of the following events, or, if later, the thirtieth day following the first date upon which such event shall have been approved by both the Board and the stockholders of the Company:

              (i)  the dissolution or liquidation of the Company; or

              (ii) a sale of substantially all of the property and assets of the Company, unless the terms of such sale shall provide otherwise.

         3. ADJUSTMENTS. Subject to the relevant provisions of the Plan, in the event that the outstanding securities of the class then subject to the Option are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split or the like, or in the event that substantially all of the property and assets of the Company are sold, then, unless such event shall cause the Option to terminate pursuant to Section 2(d) hereof, the Committee shall make appropriate and proportionate adjustments in the number and type of shares or other securities or cash or other property that may thereafter be acquired upon the exercise of the Option; PROVIDED, HOWEVER, that any such adjustments in the Option shall be made without changing the aggregate Exercise Price of the then unexercised portion of the Option; PROVIDED, FURTHER, that no adjustment shall be made to the number of Option Shares that may be acquired pursuant to the Option to the extent the Committee determines that such adjustment would result in the disallowance of an otherwise allowable federal income tax deduction for compensation attributable to the Option by causing such compensation to be other than Performance-Based Compensation (as defined in Section 162(m) of the Internal Revenue Code and the regulations related thereto).

          4. EXERCISE. The Option shall be exercisable during Participant's lifetime only by Participant or by his or her guardian or legal representative, and after Participant's death only by the person or entity entitled to do so under Participant's last will and testament or applicable intestate law. The Option may only be exercised by the delivery to the Company of a written notice of such exercise, which notice shall specify the number of Option Shares to be purchased (the "Purchased Shares") and the aggregate Exercise Price for such shares (the "Exercise Notice"), together with payment in full of such aggregate Exercise Price in cash or by check payable to the Company; PROVIDED, HOWEVER, that payment of such aggregate Exercise Price may instead be made, in whole or in part, by the delivery to the Company of a certificate or certificates representing shares of Common Stock, duly endorsed or accompanied by a duly executed stock powers, which delivery effectively transfers to the Company good and valid title to such shares, free and clear of any pledge, commitment, lien, claim or other encumbrance (such shares to be valued on the basis of the aggregate Fair Market Value (as defined in the Plan) thereof on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring such shares of Common Stock.

         5. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any tax imposed as a result of the exercise of the Option, including, without limitation, any federal, state, local or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax, then Participant shall, on the first day upon which the Company becomes obligated to pay such amount to the appropriate taxing authority, pay such amount to the Company in cash or by check payable to the Company.

         6. NOTICES. All notices and other communications required or permitted to be given pursuant to this Agreement shall be in writing and shall be deemed given if delivered personally or five days after mailing by certified or registered mail, postage prepaid, return receipt requested, to the Company at 9229 Carroll Park Drive, San Diego, California 92121,

Attention: Chief Financial Officer, or to Participant at the address set forth beneath his or her signature on the signature page hereto, or at such other addresses as they may designate by written notice in the manner aforesaid.

         7. STOCK EXCHANGE REQUIREMENTS; APPLICABLE LAWS. Notwithstanding anything to the contrary in this Agreement, no shares of stock purchased upon exercise of the Option, and no certificate representing all or any part of such shares, shall be issued or delivered if (a) such shares have not been admitted to listing upon official notice of issuance on each stock exchange upon which shares of that class are then listed or (b) in the opinion of counsel to the Company, such issuance or delivery would cause the Company to be in violation of or to incur liability under any federal, state or other securities law, or any requirement of any stock exchange listing agreement to which the Company is a party, or any other requirement of law or of any administrative or regulatory body having jurisdiction over the Company.

         8. NONTRANSFERABILITY. Neither the Option nor any interest therein may be sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner other than by will or the laws of descent and distribution

         9. PLAN. The Option is granted pursuant to the Plan, as in effect on the Date of Grant, and is subject to all the terms and conditions of the Plan, as the same may be amended from time to time; PROVIDED, HOWEVER, that no such amendment shall deprive Participant, without his or her consent, of the Option or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement, the Option and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Option shall expire, terminate or be exercised in full, the Company shall, upon written request therefor, send a copy of the Plan, in its then-current form, to Participant or any other person or entity then entitled to exercise the Option.

         10. STOCKHOLDER RIGHTS. No person or entity shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Option Shares until the Option shall have been duly exercised to purchase such Option Shares in accordance with the provisions of this Agreement.

         11. EMPLOYMENT OR CONTRACT RIGHTS. No provision of this Agreement or of the Option granted hereunder shall (a) confer upon Participant any right to continue in the employ of or contract with the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (c) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan.

         12. GOVERNING LAW. This Agreement and the Option granted hereunder shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

         IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Grant.

                                  ALTRIS SOFTWARE, INC.


                                  By
                                      -----------------------------
                                      Title:


                                  PARTICIPANT


                                  --------------------------------
                                  Signature


                                  --------------------------------
                                  Street Address

                                  --------------------------------
                                  City, State and Zip Code

                                  --------------------------------
                                  Social Security Number

                                ALTRIS SOFTWARE, INC.

                    AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN

                              RESTRICTED STOCK AGREEMENT

         This Restricted Stock Agreement ("Agreement") is made and entered into as of the Date of Award indicated below by and between Altris Software, Inc., a California corporation (the "Company"), and the person named below as Participant.

         WHEREAS, Participant is an employee or consultant of the Company and/or one or more of its subsidiaries; and

         WHEREAS, pursuant to the Company's Amended and Restated 1996 Stock Incentive Plan (the "Plan"), the committee of the Board of Directors of the Company administering the Plan (the "Committee") has approved the award to Participant of the right to purchase shares of the common stock of the Company (the "Common Stock"), on the terms and conditions set forth herein;

         NOW, THEREFORE, in consideration of the foregoing recitals and the covenants set forth herein, the parties hereto hereby agree as follows:

         1. AWARD; CERTAIN TERMS AND CONDITIONS. The Company hereby awards to Participant, and Participant hereby accepts, as of the Date of Award, the right to purchase the number of shares of Common Stock indicated below (the "Restricted Shares") for the Cash Purchase Price per share indicated below (which shall be either $0 or at least par value). THE AGGREGATE CASH PURCHASE PRICE MUST BE PAID TO THE COMPANY ON OR PRIOR TO 5:00 O'CLOCK P.M. (LOCAL TIME AT THE COMPANY'S PRINCIPAL EXECUTIVE OFFICE) UPON THE SIXTIETH DAY FOLLOWING THE DATE OF AWARD. The Restricted Shares shall be subject to all of the terms and conditions set forth in this Agreement, including the restrictions imposed pursuant to Section 3 hereof; provided, however, that on each anniversary of the Date of Award, such restrictions shall terminate with respect to that number of Restricted Shares (rounded to the nearest whole share) equal to the total number of Restricted Shares multiplied by the Annual Vesting Rate indicated below (the termination of such restrictions with respect to any Restricted Share, for any reason, shall be referred to herein as the "vesting" of such share).


          Participant:
                        ------------------------

          Date of Award:
                          -------------------

          Number of shares purchasable:
                                         ----------

          Cash Purchase Price per share:      $
                                                --------

          Annual Vesting Rate:         %
                                -------

         2.   CONSIDERATION FOR SHARES; METHOD OF PAYMENT.

         (a) The consideration for the issuance and sale of Restricted Shares contemplated hereby may include, in addition to the Cash Purchase Price per share indicated in Section 1 hereof, consideration in the form of past services to the Company and/or one or more of its subsidiaries. If the Cash Purchase Price per share is $0, then (i) the total consideration for the issuance and sale of the Restricted Shares shall be equal to the aggregate par value thereof on the Date of the Award and (ii) such consideration shall be deemed to have been received by the Company, on or prior to the Date of Award, in the form of past services.

         (b) The aggregate Cash Purchase Price must be paid to the Company in cash or by check payable to the Company. Upon payment to the Company in full of the aggregate Cash Purchase Price as provided herein on or prior to 5:00 o'clock p.m. (local time at the Company's principal executive office) on the sixtieth day following the Date of Award, Participant shall be deemed to have purchased the Restricted Shares effective as of the Date of Award.

         3. RESTRICTIONS. Until a Restricted Share vests, it may not be sold, assigned, conveyed, gifted, pledged, hypothecated, or otherwise transferred in any manner.

         4.   ACCELERATION OF VESTING.

         (a) Notwithstanding anything to the contrary in this Agreement, in the event that Participant shall cease to be an employee or consultant of the Company or any of its subsidiaries for any reason, or for no reason, within one year after a Change of Control (as hereinafter defined), all then unvested Restricted Shares shall vest upon the date of such event.

         (b) "Change of Control" shall mean the first to occur of the following events:

              (i) the date of the first public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of such person or entity, shall have become the Beneficial Owner (as defined in Rule 13d-3 promulgated under the Exchange Act) of voting securities of the Company representing 25% or more of the voting power of the Company (a "25% Stockholder"), provided, however, that the terms "person" and "entity," as used in this clause (i), shall not include (A) the Company or any of its subsidiaries, (B) any employee benefit plan of the Company or any of its subsidiaries, (C) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (D) any person or entity if the transaction that resulted in such person or entity becoming a 25% Stockholder was approved in advance by the Board or (E) any person or entity who was a 25% Stockholder on the date of adoption of the Plan by the Board; or

              (ii) a reorganization, merger or consolidation of the Company (other than a reorganization, merger or consolidation the sole purpose of which is to change the Company's domicile solely within the United States) the consummation of which results in the outstanding securities of any class then comprising the Restricted Shares being exchanged for or converted into cash, property and/or a different kind of securities.

         (c) In addition, the Committee, in its sole discretion, may accelerate the vesting of any or all of the Restricted Shares at any time.

         5. REPURCHASE OF RESTRICTED SHARES. Notwithstanding anything to the contrary in this Agreement, if Participant shall cease to be an employee or independent sales representative of the Company or any of its subsidiaries for any reason, or for no reason, then, unless the Committee shall determine otherwise, the Company shall repurchase each then unvested Restricted Share at a purchase price equal to the Cash Purchase Price per share.

         6. PAYMENT OF WITHHOLDING TAXES. If the Company becomes obligated to withhold an amount on account of any federal, state or local tax imposed as a result of the sale of the Restricted Shares to Participant pursuant to this Agreement or the termination of the restrictions imposed upon the Restricted Shares hereunder, including, without limitation, any federal, state or other income tax, or any F.I.C.A., state disability insurance tax or other employment tax (the date upon which the Company becomes so obligated shall be referred to herein as the "Withholding Date"), then Participant shall pay such amount (the "Withholding Liability") to the Company on the Withholding Date in cash or by check payable to the Company.

         7.   ESCROW.

         (a) Until a Restricted Share vests, (i) the record address of the holder of record of such Restricted Share shall be c/o the Secretary of the Company at the address of the Company's principal executive office, (ii) the stock certificate representing such Restricted Share (together with any cash, property and/or securities comprising all or any part of such Restricted Share as provided in Section 8 hereof) shall be held in escrow in the custody of the Secretary of the Company, duly endorsed in blank or accompanied by a duly executed stock power, and (iii) such stock certificate shall contain the following legend:

         "THE TRANSFER AND REGISTRATION OF TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN
         RESTRICTIONS AS PROVIDED IN A RESTRICTED STOCK AGREEMENT DATED AS OF [DATE OF AWARD TO BE INSERTED] BY AND BETWEEN THE CORPORATION AND [NAME OF PARTICIPANT TO BE INSERTED]."

         (b) From and after the date upon which a Restricted Share vests, the holder of record of such Restricted Share shall be entitled (provided that Participant shall have paid the Withholding Liability to the Company pursuant to Section 6 hereof) to receive the stock certificate representing such Restricted Share (together with any cash, property and/or securities comprising all or any part of such Restricted Share as provided in Section 8 hereof), which stock certificate shall not contain the legend set forth in subsection (a)(iii) above.

         8. VOTING; DIVIDENDS; CERTAIN CORPORATE TRANSACTIONS. The holder of record of any Restricted Share shall be entitled to exercise all voting rights with respect to such share and to receive all regular, quarterly cash dividends paid with respect thereto. In the event that the outstanding securities of any class then comprising the Restricted Shares are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a reorganization, merger, consolidation, recapitalization, reclassification, stock split, reverse stock split or the like, then, unless the Committee shall determine otherwise, the term "Restricted Shares" shall, from and after the date of such event, include such cash, property and/or securities so distributed in respect of the Restricted Shares, or into or for which the Restricted Shares are so increased, decreased, exchanged or converted.

         9. PLAN. The Restricted Shares are being sold pursuant to the Plan, as in effect on the Date of Award, and are subject to all the terms and conditions of the Plan, as the same may be amended from time to time; provided, however, that no such amendment shall deprive Participant, without his or her consent, of the Restricted Shares or of any of Participant's rights under this Agreement. The interpretation and construction by the Committee of the Plan, this Agreement and such rules and regulations as may be adopted by the Committee for the purpose of administering the Plan shall be final and binding upon Participant. Until the Restricted Shares shall vest or be forfeited, the Company shall, upon written request therefor, send a copy of the Plan, in its then current form, to the holder of record of the Restricted Shares.

         10. EMPLOYMENT OR CONTRACT RIGHTS. No provision of this Agreement shall (a) confer upon Participant any right to continue in the employment of or contract with the Company or any of its subsidiaries, (b) affect the right of the Company and each of its subsidiaries to terminate the employment or contract of Participant, with or without cause, or (c) confer upon Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than the Plan.

         11. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California without reference to choice or conflict of law principles.

         IN WITNESS WHEREOF, the Company and Participant have duly executed this Agreement as of the Date of Award.

                                  ALTRIS SOFTWARE, INC.


                                  By
                                    ------------------------------
                                      Title:


                                  PARTICIPANT


                                  --------------------------------
                                  Signature

                                  --------------------------------
                                  Street Address

                                  --------------------------------
                                  City, State and Zip Code

                                  --------------------------------
                                  Social Security Number